LIKE NO OTHER 2015 ANNUAL MEETING May 7, 2015 Exhibit 99.1

DISCLAIMER
FORWARD-LOOKING STATEMENTS
This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,”
“seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: our limited operating history as an integrated company; business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market area; our ability to mitigate our risk exposures;
our ability to maintain our historical earnings trends; risks related to the integration of acquired businesses and any future acquisitions; changes in management personnel; interest rate risk;
concentration of our factoring services in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates;
lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets or deferred tax assets; risks related to our asset management business; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally or locally, which may adversely affect pricing and terms; the obligations associated with being a public company; the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and
their application by our regulators; governmental monetary and fiscal policies; changes in the scope and cost of the Federal Deposit Insurance Corporation insurance and other coverages; failure to receive regulatory approval for future acquisitions; increases in our capital requirements; and risk retention requirements under the Dodd-Frank Act.
While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results.
Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance
on such statements.   Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.
NON-GAAP FINANCIAL MEASURES
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of the presentation. Numbers in this presentation may not sum due to rounding.
Unless otherwise referenced, all data presented is as of 12/31/2014.

Ranked #36 on SNL’s 2014 best performing
community banks with assets between $500
million and $5 billion
(1)
Purchased Triumph Healthcare Finance asset
based lending group
$12.6 million pretax branch sale gain
Completed initial public offering raising net
proceeds of $83.8 million
Issued two CLOs and began warehousing a
third
Named one of the Best Companies to Work
for in TEXAS in 2015 by the Texas
Association of Business, after being named
a Best Place to Work in Dallas in 2013 and
2014 by the Dallas Business Journal
$16.9 million
Net income to common stockholders
2014 HIGHLIGHTS
LOANS
14.2%
$124.8 million
loan growth
DEPOSITS
11.5%
$120.4 million
deposit growth
ROA
1.46%
Return on
Assets
OPERATIONS
509
Team Members
(2)
in
12 States
(3)
(1)
Source: SNL Financial;
(2)
485 full time equivalent employees (as of March 31, 2015);
(3)
Number of states represents states with branches, loan production offices or sales personnel

PAGE 4 HOW WE GO TO MARKET Commercial Finance Community Banking Asset Management Factoring Asset Based Lending & Equipment Finance Asset Based Lending

COMMUNITY BANKING
Focused on reaching our communities through long-
term customer relationships
Demonstrated ability to work with clients throughout
economic cycles
2014 Deposit Growth: $120.4 million, or 11.5%
$393.3
62%
$170.1
27%
$11.9
2%
$55.1
9%
Real Estate & Farmland
Commercial
Consumer
Mortgage Warehouse
Loans HFI =
$630.5 million
63% of Total
Pie chart data labels – dollars in millions
12/31/2014

$106.4
28%
$41.8
11%
$46.4
13%
$180.9
48%
Equipment
Asset based lending (Healthcare)
Asset based lending (General)
Factored receivables
COMMERCIAL FINANCE
Loans HFI =
$375.4 million
37% of Total
Pie chart data labels – dollars in millions
Equipment Finance, Asset Based Lending and
Factoring comprise a national lending platform
Executives leading our commercial finance businesses
have decades of experience operating these
businesses
2014 Loan growth: $178.2 million, or 90.4%
12/31/2014

ASSET MANAGEMENT
*Asset management fees include a performance fee of $258,000, that was payable on the first payment date of Trinitas II
Fee oriented asset management
business
TBK does not intend to consolidate
CLOs on its balance sheet or hold
material equity positions in Triumph
managed CLOs as a long term
strategy
Launch of Triumph Capital Advisors (Feb ‘13)
Trinitas CLO I, Ltd.
•
Priced March 28 th , 2014
•
Closed May 1 st , 2014
Trinitas CLO II, Ltd.
•
Priced June 20 th , 2014
•
Closed August 4 th , 2014
On March 3 rd , 2015, TCA acquired Doral
Money, Inc. and assumed management of 2
CLOs with approximately $700mm of assets.
TCA recorded a preliminary bargain purchase
gain of $12.5 million associated with this
transaction.

WHERE WE GO FROM HERE
Triumph Savings Bank
Goal: Replicate TCB Acquisition
Excess deposits, lower-cost
funding
Strong local market position
Solid management team
Compelling pricing metrics
Reasonable flight time from DFW
Focus on 50+ priority targets identified
between $700mm and $2bn of assets
Goal:  Add scale to existing IA, IL and
TX markets
Excess deposits, lower-cost
funding
Whole bank and branch
acquisitions
1,350+ banks in Iowa, Illinois and Texas
850+ banks w/
$100mm - $2bn assets
275+ banks within
targeted sub-markets
90+ in-market targets
Strategic Acquisitions
Opportunistic Acquisitions
Triumph Community Bank

WHERE WE GO FROM HERE
3.82%
3.92%
3.99%
4.48%
4.44%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014
Net Noninterest Expense / Avg Assets
Triumph Bancorp, Inc.* Target
Salaries and
employee benefits
$42,131
Occupancy,
furniture and
equipment
$5,474
Professional fees
$3,574
Advertising and
promotion
$2,594
Communications
and technology
$3,748
Other
$11,681
Full Year 2014
Noninterest expense = $69.2 million
Efficiency Ratio = 74.7%*
Expenses have been front loaded to hire the
right people and build the right infrastructure
M&A activities focused on right sizing the
balance sheet for operating efficiencies
Ongoing efforts to consolidate banks, systems
and activities to capture efficiencies
*Reconciliations of non-GAAP financial measures can be found at the end of the presentation
Pie chart data labels – dollars in thousands

IPO TRANSACTION OVERVIEW
Triumph Bancorp, Inc. (TBK)
Pricing Date November 6
th
, 2014
Exchange / Ticker NASDAQ Global Select Market / TBK
Shares Offered / Overallotment 6,700,000 shares / 1,005,000 Shares
Total Capital Raised with Shoe $92,460,000
Net Proceeds Approximately $83.8 million
Joint Book Runners Sandler O’Neill + Partners L.P., Evercore ISI, Wells Fargo
Securities
Co-Managers Keefe, Bruyette & Woods a Stifel Company, Nomura
Use of Proceeds TARP redemption: $26.2 million
Repaid senior secured note: $11.3 million

NON-GAAP FINANCIAL RECONCILIATION
Metrics and non-GAAP financial reconciliation Full Year
Dec 31, Sep 30, Jun 30, Mar 31, Dec 31,
(Dollars in thousands, except per share amounts) 2014 2014 2014 2014 2013 2014
Efficiency ratio:
Net interest income 21,329 $           20,395 $           19,881 $           18,855 $           17,358 $      80,460 $
Noninterest income
3,721                 15,804               2,633                 2,609                 11,522         24,767
Operating revenue
25,050               36,199               22,514               21,464               28,880         105,227
Less: gain on branch sale —                      12,619               —                      —                      —                 12,619
Less: bargain purchase gain —                      —                      —                      —                      9,014           —
Adjusted operating revenue
25,050 $           23,580 $           22,514 $           21,464 $           19,866 $      92,608 $
Total noninterest expenses 19,685 $           18,461 $           16,160 $           14,896 $           14,657 $      69,202 $
Less: merger and acquisition expenses —                      —                      —                      —                      938               —
Adjusted noninterest expenses 19,685 $           18,461 $           16,160 $           14,896 $           13,719 $      69,202 $
Efficiency ratio
78.58% 78.29% 71.78% 69.40% 69.06% 74.73%
Net noninterest expense to average assets ratio:
Total noninterest expenses
19,685 $           18,461 $           16,160 $           14,896 $           14,657 $      69,202 $
Less: merger and acquisition expenses
—                      —                      —                      —                      938               —
Less: noninterest income, excluding gain on branch sale and bargain purchase gain
3,721                 3,185                 2,633                 2,609                 2,508           12,148
Adjusted net noninterest expenses 15,964 $           15,276 $           13,527 $           12,287 $           11,211 $      57,054 $
Average total assets 1,427,475         1,354,207         1,359,503         1,271,024         1,164,758    1,353,421
Net noninterest expense to average assets ratio
4.44% 4.48% 3.99% 3.92% 3.82% 4.22%
Total stockholders' equity 237,509 $         149,931 $         140,027 $         137,184 $         133,600 $    237,509 $
Less: Preferred stock liquidation preference 9,746                 9,746                 9,746                 9,746                 9,746           9,746
Total common stockholders' equity 227,763            140,185            130,281            127,438            123,854       227,763
Less: Goodwill and other intangibles 29,057               29,783               31,043               27,792               28,518         29,057
Tangible common stockholders' equity 198,706 $         110,402 $         99,238 $           99,646 $           95,336 $      198,706 $
Common shares outstanding 17,963,783       9,886,778         9,845,819         9,846,096         9,832,585    17,963,783
Tangible book value per share
11.06 $              11.17 $              10.08 $              10.12 $              9.70 $          11.06 $
As of and For the Three Months Ended

LIKE NO OTHER 2015 ANNUAL MEETING May 7, 2015